THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
DECEMBER 31, 1999
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERSLIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Variable Product Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Fund") and the Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolio ("Portfolios") for the year ended December 31, 1999. This letter briefly discusses general economic and market conditions.

A detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Please note that all total return figures given in this report, both cumulative and average annualized, exclude the effect of sales charges. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust(1) (12/31/98-12/31/99)
---------------------------------------------------------------------
Managed Assets Trust........................................    14.22%
High Yield Bond Trust.......................................     4.42
Capital Appreciation Fund...................................    53.52
U.S. Government Securities..................................    (4.23)
Social Awareness Stock......................................    15.84
Utilities Portfolio.........................................    (0.08)

                                                           MARKET     SCHEDULE OF
                      SUBACCOUNT                         COMMENTARY   INVESTMENTS
                      ----------                         ----------   -----------
Managed Assets Trust...................................       2            7
High Yield Bond Trust..................................       3           16
Capital Appreciation Fund..............................       4           22
Money Market Portfolio.................................       4           24
U.S. Government Securities Portfolio...................      37           41
Social Awareness Stock Portfolio.......................      37           42
Utilities Portfolio....................................      38           46

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

---------------
(1) Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

By the end of the year, nevertheless, the small cap sector, as measured by the Russell 2000 Index,(2) which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index(3) ("S&P 500") which returned 21.03%.

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.(4) In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

We predict that earnings should continue its double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the year ended December 31, 1999, the Trust returned 14.22%. In comparison, the Lehman Government/Corporate Index returned a negative 2.15% and the S&P 500 returned 21.03% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The Lehman Government/Corporate Index is a broad measure of the performance of government and corporate fixed-rate debt issues.)

During 1999, the performance of the technology sector largely contributed to the historic returns of the major U.S. stock market indexes. The markets were also characterized by the better performance of growth stocks versus value stocks. The Trust's holdings in the technology, consumer discretionary and utilities sectors contributed positively to its performance during the period. Investments in the producer durables and materials and processing industries negatively impacted its performance.

As a general rule, the managers seek out companies with good earnings prospects at reasonable valuations. This investment approach led them to an overweight position in Sun Microsystems, a leading software company, which outperformed the overall market due to continual earnings estimates upgrades by Wall Street analysts. Oracle, a leading software company, and QUALCOMM, the wireless communications company, rallied due in large part to investors' positive outlook on those stocks with higher price/earnings ("P/E") ratios. (A P/E ratio is the price of a stock divided by its earnings per share.) The Trust also benefited from the fact that QUALCOMM and Yahoo! Inc., a global internet company, were purchased prior to their

---------------
(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The S&P 500 is market capitalization-weighted measure of 500 widely held common stocks.

(4) On February 2, 2000, the Federal Reserve Board raised interest rates 0.25% to 5.25% after this letter was written.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

inclusion in the S&P 500 Index. In addition, America Online performed well in 1999. The Fund's managers' were fortunate to have avoided two of the bigger disappointments in the sector: Xerox and Unisys.

Semiconductor equipment stocks such as Applied Materials and Teradyne surged in expectation of a revival in the capital spending cycle. In the utilities sector, the managers' emphasis on faster growing telecommunications companies (such as Nextel Communications and Sprint PCS Group) at the expense of electric utilities and gas distribution companies continued to help performance. A position in AES Corp, a global leader in electric power generation, which moved up in price as it completed a successful Y2K rollover, also contributed positively to performance.

In the consumer discretionary sector, a number of our positions in the media and broadcasting groups performed well. The New York Times Co. and Gannett outperformed the overall newspaper sector and AMFM Inc. and Times Mirror Co. continued to perform well due to the strength of the U.S. economy. The managers' holdings in the household products group, most notably, Kimberly-Clark and Cendant, a consumer services company who rose sharply on the heels of a $400 million investment by Liberty Media, produced good results in 1999. Sears, J.C. Penney and Tandy, three companies not held in the Trust, continued to go down and, therefore, contributed to relative performance.

In the consumer discretionary sector, performance was aided by underweight positions in Avon, Gillette and Sears. Avon and Gillette frustrated investors with lower-than-expected revenue growth. As a result, Avon was down 55.2% and Gillette lost 17.2% for the quarter. Sears announced in early September that it would not meet third quarter earnings and suffered a 29.6% decline for the quarter.

Strong earnings growth in the third and fourth quarters suggests that the earnings recovery of 1999 is well underway so far in 2000. However, the constant presence of the Fed and investors' enthusiasm for technology stocks may prevent a broad-based market rally from taking place in the near term.

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the year ended December 31, 1999, the High Yield Bond Trust had a total return of 4.42%. In comparison, the Lehman Aggregate Bond Index posted a total return of a negative 0.82% for the same period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The Lehman Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year.)

During 1999, the overall bond market weakened due to the Fed's decision to raise interest rates three times as an inflationary precaution. Within the U.S. bond markets, spreads (i.e., the difference between yields on securities but the same quality but different maturities) have tightened in from the wider levels. Spreads remain wider than the market is used to seeing so the managers expect them to narrow approximately another 20 to 25 basis points over the next year. (A basis point is .01% or one-one hundredth of a percent of yield.)

However, in the managers' opinion, the best opportunities in the bond market may be found through careful assessment of the issuer rather than attempting to predict the change in spreads. High-yield bond issuance was approximately $100 billion in 1999, down almost 50% from the previous year. The managers anticipate that supply will continue to be down in most areas of the bond market for the foreseeable future.

During the reporting period, the Trust benefited from the remarkable performance of the telecommunications and media sectors, through its holdings in Pegasus Communications and Chancellor Media.

In the view of the managers, heightened market volatility should continue and the Fed most likely will continue to raise interest rates in 2000. Despite turbulent conditions in both the stock and the bond markets, they are committed to their investment strategy of identifying what they believe to be attractive long-term opportunities.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Fund") seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price. For the year ended December 31, 1999, the Fund returned 53.52%. In comparison, the S&P 500 returned 21.03% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change.)

The Fund's holdings in wireless communications companies, such as Nokia and Sprint PCS, gained significant ground during the period largely due to investor enthusiasm, companies that stand to benefit from wireless data transmission. The Fund's holdings in Internet infrastructure companies such as Cisco Systems and EMC Corp. also moved higher. Strong showings from the Fund's retail and media holdings also positively contributed to its performance during the period.

Meanwhile, the Fund's holdings in the pharmaceutical sector continued to disappoint. The sector remains under pressure from potential governmental drug price regulation as well as speculation that the health care industry may once again emerge as a favorite target for political candidates in next year's election. Fortunately, the Capital Appreciation Fund's exposure to pharmaceutical companies has been fairly limited since the early summer.

In the opinion of the Fund's managers, the Fed will probably elect to raise interest rates in the coming year and higher market volatility should continue. Nevertheless and although no guarantees can be made, the managers are optimistic about the long-term prospects of the Fund's holdings.

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less.

For the 12-month period ended December 31, 1999, Money Market Portfolio had a 6.07% yield to maturity and an average maturity of 47 days. Money Market Portfolio continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided Money Market Portfolio shareholders with relative safety, liquidity and stability.

You should be aware that your investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in the Travelers
Funds.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 20, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                   14.22%
    Five Years Ended 12/31/99             19.47%
    Ten Years Ended 12/31/99              13.05%
               CUMULATIVE TOTAL RETURN
             -----------------------------
    4/8/83* through 12/31/99             490.37%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1989, assuming reinvestment of dividends, through December 31, 1999. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                           MANAGED ASSETS             LEHMAN           CONSUMER PRICE INDEX
                                               TRUST            GOVERNMENT/CORPORATE   --------------------    STANDARD & POOR'S
                                           --------------           BOND INDEX                                    500 INDEX
                                                               --------------------                            -----------------
12/89                                          10000                  10000                  10000                  10000
12/90                                          10247                  10829                  10610                   9690
12/91                                          12471                  12575                  10935                  12636
12/92                                          13112                  13529                  11252                  13598
12/93                                          14336                  15021                  11561                  14964
12/94                                          14014                  14493                  11871                  15161
12/95                                          17814                  17282                  12172                  18485
12/96                                          20269                  17783                  12576                  22727
12/97                                          24588                  19518                  12789                  30309
12/98                                          29861                  21367                  12994                  39019
12/99                                          34107                  20431                  13382                  47227

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                    4.42%
    Five Years Ended 12/31/99             11.69%
    Ten Years Ended 12/31/99               9.76%
               CUMULATIVE TOTAL RETURN
            -----------------------------
    3/19/82* through 12/31/99            430.38%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1989, assuming reinvestment of dividends, through December 31, 1999. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                                 LEHMAN AGGREGATE                             FIRST BOSTON HIGH
                                       HIGH YIELD BOND TRUST        BOND INDEX        CONSUMER PRICE INDEX   YIELD INDEX TOP TIER
                                       ---------------------     ----------------     --------------------   --------------------
12/89                                          10000                  10000                  10000                  10000
12/90                                           9088                  10896                  10610                  10093
12/91                                          11460                  12640                  10935                  12402
12/92                                          12967                  13574                  11252                  13485
12/93                                          14784                  14898                  11561                  15591
12/94                                          14597                  14463                  11871                  15562
12/95                                          16855                  17135                  12172                  18469
12/96                                          19560                  17757                  12576                  20449
12/97                                          22800                  19470                  12789                  23031
12/98                                          24295                  21162                  12994                  23098
12/99                                          25369                  20989                  13382                  24125

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12.31/99                    53.52%
    Five Years Ended 12/31/99              40.48%
    Ten Years Ended 12/31/99               24.49%
               CUMULATIVE TOTAL RETURN
             ---------------------------
    3/19/82* through 12/31/99           2,567.50%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1989, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/89                                          10000                  10000                  10000                  10000
12/90                                           9376                   9690                   8052                  10610
12/91                                          12673                  12636                  11760                  10935
12/92                                          14904                  13598                  13924                  11252
12/93                                          17153                  14964                  16553                  11561
12/94                                          16336                  15161                   6869                  11871
12/95                                          22277                  18485                   8823                  12172
12/96                                          28560                  22727                  10279                  12576
12/97                                          36027                  30329                  12578                  12789
12/98                                          58229                  39045                  12258                  12994
12/99                                          89390                  47258                  14863                  13382

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 63.4%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.4%
         9,900           Bed Bath & Beyond Inc. (a)..................................    $    344,025
         2,600           Black & Decker Corp. .......................................         135,850
         9,400           Circuit City Stores.........................................         423,587
         7,384           Colgate-Palmolive Co. ......................................         479,960
        12,800           Comcast Corp., Class A Shares...............................         643,200
         6,400           Costco Cos., Inc. (a).......................................         584,000
        12,727           CVS Corp. ..................................................         508,284
         4,800           Eastman Kodak Co. ..........................................         318,000
        11,200           Federated Department Stores Inc. (a)........................         566,300
        11,562           Gap Inc. ...................................................         531,875
        11,846           Gillette Co. ...............................................         487,907
        39,795           Home Depot Inc. ............................................       2,728,444
        10,600           Interpublic Group of Cos. Inc. .............................         611,487
        12,264           Kimberly-Clark Corp. .......................................         800,226
        14,568           Kroger Co. (a)..............................................         274,971
        10,100           Lowe's Cos. Inc. ...........................................         603,475
         6,121           Maytag Corp. ...............................................         293,808
        21,922           McDonald's Corp. ...........................................         883,730
        11,961           The New York Times Co., Class A Shares......................         587,584
         9,200           Nike Inc., Class B Shares...................................         455,975
        17,542           Proctor & Gamble Co. .......................................       1,921,945
         8,700           Rohm & Haas Co. ............................................         353,981
        14,362           Safeway Inc. (a)............................................         510,748
         6,758           Times Mirror Co., Class A Shares............................         452,786
        14,865           TJX Cos., Inc. .............................................         303,803
         6,400           Tricon Global Restaurants (a)...............................         247,200
         7,475           Unilever NV.................................................         406,920
        74,160           Wal-Mart Corp. .............................................       5,126,310
-----------------------------------------------------------------------------------------------------
                                                                                           21,586,381
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.4%
        12,627           Anheuser-Busch Co., Inc. ...................................         894,938
         9,408           Clorox Co. .................................................         473,928
        41,105           Coca-Cola Co. ..............................................       2,394,366
        13,500           General Mills Inc. .........................................         482,625
         9,269           H.J. Heinz Co. .............................................         369,022
        11,260           Kellogg Co. ................................................         346,948
         2,815           Loews Corp. ................................................         170,835
        24,280           PepsiCo Inc. ...............................................         855,870
        45,515           Philip Morris Co. ..........................................       1,055,379
        21,926           Sara Lee Corp. .............................................         483,742
        13,800           Seagram Co. Ltd. ...........................................         620,137
-----------------------------------------------------------------------------------------------------
                                                                                            8,147,790
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3%
         5,300           AMFM Inc. (a)...............................................         414,725
         9,700           Carnival Corp. .............................................         463,781

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3% (CONTINUED)
        13,348           CBS Corp. (a)...............................................    $    853,437
         5,642           Clear Channel Communications, Inc. (a)......................         503,548
         8,611           Gannett Co. ................................................         702,334
        12,577           MediaOne Group, Inc. (a)....................................         966,070
         8,354           Meredith Corp. .............................................         348,257
        24,322           Time Warner, Inc. ..........................................       1,761,824
         7,870           Viacom Inc. Non-Voting, Class B Shares (a)..................         475,643
        48,995           The Walt Disney Co. ........................................       1,433,103
-----------------------------------------------------------------------------------------------------
                                                                                            7,922,722
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.5%
         6,481           Ambac Financial Group Inc. .................................         338,227
        11,683           American Express Co. .......................................       1,942,298
         4,400           American General Corp. .....................................         333,850
        29,030           American International Group Inc. ..........................       3,138,868
        27,500           Amsouth Bancorporation......................................         531,093
        25,876           Bank of America Corp. ......................................       1,298,651
        19,400           The Bank of New York Co., Inc. .............................         776,000
        24,821           Bank One Corp. .............................................         795,823
         9,508           Capital One Financial Co. ..................................         458,166
        31,100           Cendant Corp. (a)...........................................         826,093
        14,900           Charles Schwab Corp. .......................................         571,787
        19,668           Chase Manhattan Corp. ......................................       1,527,957
         5,197           Comerica Inc. ..............................................         242,634
         8,434           Countrywide Credit Industries, Inc. ........................         212,958
        21,252           Fannie Mae..................................................       1,326,921
         5,100           Fifth Third Bancorp.........................................         374,212
        24,192           First Union Corp. of North Carolina.........................         793,800
        21,900           Firstar Corp. ..............................................         462,637
        23,423           Fleet Financial Group, Inc. ................................         815,418
        16,850           Freddie Mac.................................................         793,003
         6,604           Hartford Financial Services Group Inc. .....................         312,864
        16,700           Household International Inc. ...............................         622,075
         2,813           J.P. Morgan & Co. ..........................................         356,196
        10,881           Lehman Brothers Holdings, Inc. .............................         921,484
         8,200           MBIA Inc. ..................................................         433,062
        28,000           MBNA Corp. .................................................         763,000
        15,075           Merrill Lynch & Co., Inc. ..................................       1,258,762
        16,941           Morgan Stanley Dean Witter & Co. ...........................       2,418,327
        15,500           National City Corp. ........................................         367,156
         7,700           Providian Financial Corp. ..................................         701,181
        12,000           Southtrust Corp. ...........................................         453,750
         5,748           State Street Corp. .........................................         419,963
         8,938           Summit Bancorp..............................................         273,726
         7,611           SunTrust Banks, Inc. .......................................         523,731
        14,646           Washington Mutual, Inc. ....................................         380,796
        29,100           Wells Fargo & Co. ..........................................       1,176,731
-----------------------------------------------------------------------------------------------------
                                                                                           28,943,200
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 5.6%
        18,846           Abbott Laboratories.........................................    $    684,345
         5,600           Aetna, Inc. ................................................         312,550
        12,800           Allergan, Inc. .............................................         636,800
        16,213           American Home Products Corp. ...............................         639,400
        25,140           Amgen, Inc. (a).............................................       1,509,971
        12,300           Baxter International, Inc. .................................         772,593
        29,196           Bristol Myers Squibb Co. ...................................       1,874,018
         6,400           Cardinal Health, Inc. ......................................         306,400
        21,700           Columbia HCA Healthcare Corp. ..............................         636,081
            21           Crescendo Pharmaceutical Corp. (a)..........................             383
        14,104           Eli Lilly & Co. ............................................         937,916
        27,711           Johnson & Johnson...........................................       2,580,586
        20,366           Medtronic Inc. .............................................         742,086
        40,538           Merck & Co. ................................................       2,718,579
        14,759           PerkinElmer, Inc. ..........................................         615,265
        54,097           Pfizer Inc. ................................................       1,754,771
         4,421           Pharmacia & Upjohn Inc. ....................................         198,945
        16,468           Schering-Plough Corp. ......................................         694,743
        13,407           Warner Lambert Co. .........................................       1,098,536
         2,800           Wellpoint Health Networks Inc. (a)..........................         184,625
-----------------------------------------------------------------------------------------------------
                                                                                           18,898,593
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.4%
        25,754           The Allstate Corp. .........................................         618,096
         6,409           Everest Reinsurance Holdings, Inc. .........................         143,000
         7,500           Jefferson-Pilot Corp. ......................................         511,875
         7,579           20th Century Industries.....................................         146,369
-----------------------------------------------------------------------------------------------------
                                                                                            1,419,340
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.4%
         9,370           Alcoa, Inc. ................................................         777,710
        14,500           Barrick Gold Corp. .........................................         256,468
         8,200           Briggs & Stratton Corp. ....................................         439,725
         5,400           Corning Inc. ...............................................         696,262
        12,727           Dayton-Hudson Corp. ........................................         934,639
        19,322           E.I. Du Pont de Nemours & Co. ..............................       1,272,836
         9,884           Georgia-Pacific Corp. ......................................         501,613
         9,802           International Paper Co. ....................................         553,200
        31,200           Lockheed Martin Corp. ......................................         682,500
        14,865           Masco Corp. ................................................         377,199
         6,106           Mead Corp. .................................................         265,229
        15,508           Monsanto Co. ...............................................         552,472
         3,200           Nucor Corp. ................................................         175,400
        14,800           Pall Corp. .................................................         319,125
         7,663           Raytheon Co., Class B Shares................................         203,548
         2,235           Weyerhauser Co. ............................................         160,500
-----------------------------------------------------------------------------------------------------
                                                                                            8,168,426
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 3.9%
         7,800           Apache Corp. ...............................................    $    288,112
         7,190           Atlantic Richfield Co. .....................................         621,935
         6,400           Baker Hughes Inc. ..........................................         134,800
             1           BP Amoco PLC ADR............................................               7
        11,284           Chevron Corp. ..............................................         977,476
        11,762           Conoco Inc., Class B Shares.................................         292,579
         5,344           El Paso Energy Corp. .......................................         207,414
        15,588           Enron Corp. ................................................         691,717
        59,846           Exxon Corp. ................................................       4,821,394
         7,510           Halliburton Co. ............................................         302,277
         9,900           Kerr-McGee Corp. ...........................................         613,800
        14,800           Peco Energy Inc. ...........................................         514,300
        35,134           Royal Dutch Petroleum Co. ADR...............................       2,123,411
         9,038           Schlumberger Ltd. ..........................................         508,387
         9,400           Texaco Inc. ................................................         510,537
         5,300           Tosco Corp. ................................................         144,093
         1,749           Transocean Sedco Forex Inc. ................................          58,944
         9,754           Williams Cos., Inc. ........................................         298,106
-----------------------------------------------------------------------------------------------------
                                                                                           13,109,289
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.2%
        22,743           Boeing Co. .................................................         945,255
         4,567           Caterpillar Inc. ...........................................         214,934
         5,019           Dow Chemical Co. ...........................................         670,663
         4,954           Emerson Electric Co. .......................................         284,235
         6,125           General Dynamics Corp. .....................................         323,093
        56,734           General Electric Co. .......................................       8,779,586
        19,236           Honeywell Inc. .............................................       1,109,691
         8,159           Ingersoll-Rand Co. .........................................         449,254
         9,900           Lear Corp. (a)..............................................         316,800
         4,300           Minnesota Mining & Manufacturing Co. .......................         420,862
         5,000           Phelps Dodge Corp. .........................................         335,625
        22,700           W.R. Grace & Co. (a)........................................         314,962
-----------------------------------------------------------------------------------------------------
                                                                                           14,164,960
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.1%
        43,236           America Online Inc. (a).....................................       3,261,615
         6,400           Analog Devices Inc. (a).....................................         595,200
        10,063           Applied Materials Inc. (a)..................................       1,274,856
         8,200           Automatic Data Processing, Inc. ............................         441,775
        10,500           BMC Software, Inc. (a)......................................         839,343
        55,964           Cisco Systems Inc. (a)......................................       5,995,143
        27,682           Compaq Computer Corp. ......................................         749,144
         9,000           Computer Associates International, Inc. ....................         629,437
        17,834           Compuware Corp. ............................................         664,316
        38,884           Dell Computer Corp. (a).....................................       1,983,084
        11,800           Electronic Data Systems Corp. ..............................         789,862
        14,758           EMC Corp. (a)...............................................       1,612,311

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.1% (CONTINUED)
         4,084           Gateway Inc. (a)............................................    $    294,303
        13,600           Global Crossing Ltd. (a)....................................         680,000
        18,200           Hewlett Packard Co. ........................................       2,073,662
        59,786           Intel Corp. ................................................       4,921,135
        31,388           International Business Machines Corp. ......................       3,389,904
         6,100           Lexmark International Group, Inc. (a).......................         552,050
        53,945           Lucent Technologies Inc. ...................................       4,035,760
        90,934           Microsoft Corp. (a).........................................      10,616,544
         5,900           Micron Technology Inc. (a)..................................         458,725
        11,890           Motorola, Inc. .............................................       1,750,802
        22,000           Nortel Networks Corp. ......................................       2,222,000
        29,215           Oracle Corp. (a)............................................       3,273,905
        14,800           QUALCOMM Inc. (a)...........................................       2,608,500
         2,600           SafeGuard Scientifics, Inc. (a).............................         421,362
         8,900           Seagate Technology Inc. (a).................................         414,406
         5,100           Solectron Corp. ............................................         485,137
        32,800           Sun Microsystems Inc. (a)...................................       2,539,950
        15,544           Sysco Corp. ................................................         614,959
         4,858           Tellabs Inc. (a)............................................         311,822
         9,700           Teradyne Inc. (a)...........................................         640,200
        15,034           Texas Instruments Inc. .....................................       1,456,418
        10,300           3com Corp. (a)..............................................         484,100
        49,346           Tyco International Ltd. ....................................       1,918,325
         7,922           United Technologies Corp. ..................................         514,930
        10,800           Xilinx Inc. (a).............................................         491,062
         4,755           Yahoo! Inc. (a).............................................       2,057,429
-----------------------------------------------------------------------------------------------------
                                                                                           68,063,476
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.3%
         2,274           AMR Corp. (a)...............................................         152,358
         6,900           Delta Airlines Inc. ........................................         343,706
        10,100           FDX Corp. (a)...............................................         413,468
        19,917           Ford Motor Co. .............................................       1,064,314
        15,342           General Motors Corp. .......................................       1,115,171
         9,823           Navistar International Corp. ...............................         465,364
         9,500           TRW Inc. ...................................................         493,406
         7,529           Union Pacific Corp. ........................................         328,452
-----------------------------------------------------------------------------------------------------
                                                                                            4,376,239
-----------------------------------------------------------------------------------------------------
UTILITIES -- 5.9%
         7,700           AES Corp. (a)...............................................         575,575
         7,869           Alltell Corp. ..............................................         650,667
        55,245           AT&T Corp. .................................................       2,803,683
        20,314           Bell Atlantic Corp. ........................................       1,250,580
        19,318           BellSouth Corp. ............................................         904,323
        14,863           Central & South West Corp. .................................         297,260
        16,400           CenturyTel Inc. ............................................         776,950
        17,488           Edison International........................................         457,967

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 5.9% (CONTINUED)
         8,325           FPL Group Inc. .............................................    $    356,414
        11,273           GTE Corp. ..................................................         795,451
        51,952           MCI WorldCom, Inc. (a)......................................       2,756,729
        13,000           Nextel Communications, Inc. (a).............................       1,340,625
         3,100           Praxair Inc. ...............................................         155,969
        59,546           SBC Communications Inc. ....................................       2,902,870
         7,773           Southern Co. ...............................................         182,665
        21,106           Sprint Corp. ...............................................       1,420,697
        14,076           Sprint Corp. (PCS Group) (a)................................       1,442,862
        10,881           Texas Utilities Co. ........................................         386,955
         9,223           U.S. West Communications Group..............................         664,060
-----------------------------------------------------------------------------------------------------
                                                                                           20,122,302
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $145,209,909)...................     214,922,718
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.6%
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 1.0%
         6,000           AES Trust III, 6.750%.......................................         369,750
         6,000           Calpine Capital Trust, 5.750%...............................         393,750
         2,000           Canadian National Railway, 5.250%...........................          84,000
         6,000           Equity Office Properties Trust, 5.250%......................         237,000
         8,000           Equity Residential Properties Trust, 2.150%.................         208,500
        18,564           Equity Residential Properties Trust, 7.250%.................         363,158
         2,000           Finova Finance Trust, 5.500%................................         100,000
        12,000           General Growth Properties, 7.250%...........................         240,000
         8,000           National Australia Bank Ltd., 7.787%........................         221,000
         5,924           New Field Financial Trust, 6.500%...........................         276,947
         3,220           New Plan Excel Realty Insurance, 8.500%.....................          68,425
         6,000           Newell Financial Trust, 5.250%..............................         228,750
         9,000           Reckson Associates Realty Services, 7.625%..................         178,875
         5,000           Tosco Financial Trust, 5.750%...............................         238,125
         2,245           Union Pacific Capital Trust, 6.250%.........................          93,448
-----------------------------------------------------------------------------------------------------
                                                                                            3,301,728
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.6%
         4,000           Amcor Ltd., 7.250%..........................................         172,000
        10,000           CalEnergy Capital II, 6.250%................................         415,000
         5,977           El Paso Energy Capital, 4.750%..............................         301,091
         8,123           News Corp. Ltd., 5.000%.....................................       1,162,605
-----------------------------------------------------------------------------------------------------
                                                                                            2,050,696
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $5,246,667)......       5,352,424
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT            RATING+                         SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 11.4%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 7.0%
     $ 5,000,000        Aa3*          Bank One Corp., Notes, 5.625% due 2/17/04...................    $  4,693,750
       5,000,000        A2*           Caterpillar Financial Services Corp., 6.875% due 8/1/04.....       4,925,000
       5,000,000        A1*           Ford Motor Credit Co., 5.750% due 2/23/04...................       4,731,250
       5,000,000        Baa2*         Nationwide Health Properties, Inc., Notes, 6.900% due
                                      10/31/37....................................................       4,431,250
       2,500,000        Baa1*         Simon Debartolo, Company Guaranteed, 6.750% due 7/15/04.....       2,343,750
       2,500,000        Baa2*         Spieker Properties Inc., Notes, 8.000% due 7/19/05..........       2,478,125
------------------------------------------------------------------------------------------------------------------
                                                                                                        23,603,125
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.1%
       2,500,000        Baa*          Prologics Trust, Sr. Notes, 7.050% due 7/15/06..............       2,318,750
       5,000,000        A             Xerox Corp., Notes, 6.250% due 11/15/26.....................       4,837,500
------------------------------------------------------------------------------------------------------------------
                                                                                                         7,156,250
------------------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.4%
       5,000,000        AAA           BellSouth Capital Funding, Debentures, 6.040% due
                                      11/15/26....................................................       4,956,250
------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
       3,000,000        Baa2*         CSX Corp., Debentures, 6.950% due 5/1/27....................       2,992,500
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS (Cost -- $40,120,813).................      38,708,125
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.6%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.5%
                                      Bell Atlantic Corp., Bonds:
         297,000        A+            5.750% due 4/1/03...........................................         312,592
         500,000        A1*           4.250% due 9/15/05..........................................         615,025
         400,000        BBB-          Elan International Finance Ltd., Company Guaranteed,
                                      zero coupon due 12/14/18....................................         212,000
         300,000        BBB           Hellenic Finance, 2.000% due 7/15/03........................         300,750
         300,000        Baa*          Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03.....         222,938
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,663,305
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
         146,000        BBB-          Athena Neurosciences Inc., Notes, 4.750% due 11/15/04.......         148,920
         100,000        NR            BEA Systems Inc., 4.000% due 12/15/06.......................         117,125
         150,000        NR            Clear Channel Communications, Inc., 1.500% due 12/1/02......         154,125
         201,000        A-            Diamond Offshore Drilling Inc., Sub. Notes, 3.750% due
                                      2/15/07.....................................................         204,015
         300,000        Aa2*          GVC Corp. Ltd., Bonds, zero coupon due 5/21/02 (b)..........         338,250
          23,000        BBB-          Inco Ltd., Debentures, 7.750% due 3/15/16...................          20,844
         300,000        AA-           Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                      (b).........................................................         312,000
         300,000        BB+           Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         265,500
         121,000        NR            Interpublic Group of Cos., Inc., Sub. Notes, 1.870% due
                                      6/1/06......................................................         137,486
         570,000        A-            Koninklijke Ahold, Sub. Notes, 3.000% due 9/30/03...........         293,737
         431,000        BBB-          Lennar Corp., Debenture, zero coupon due 7/29/18............         170,784
         150,000        Baa3*         Liberty Media, 4.000% due 11/15/29..........................         189,000
         500,000        BBB           Scholastic Corp., Sub. Notes, 5.000% due 8/15/05............         495,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT            RATING+                         SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9% (CONTINUED)
     $   100,000        A-            Thermo Electron Corp., Sub. Debenture, 4.250% due 1/1/03....    $     85,000
         100,000        A-            Thermo Instruments Inc., Company Guaranteed, 4.000% due
                                      1/15/05.....................................................          79,125
------------------------------------------------------------------------------------------------------------------
                                                                                                         3,010,911
------------------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.2%
         600,000        A-            Potomac Electric Power, 5.000% due 9/1/02...................         586,500
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,123,785)......       5,260,716
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
       5,000,000                      PP&L, Inc., 7.050% due 6/25/09..............................       4,995,125
         787,543                      Wilmington Trust 9.250% due 1/2/07..........................         788,977
------------------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost -- $5,787,038)........................................       5,784,102
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 16.2%
      15,616,050                      U.S. Treasury Notes, 3.625% due 1/15/08.....................      14,875,538
       3,100,000                      U.S. Treasury Bonds, 7.125% due 2/15/23.....................       3,227,317
      25,000,000                      U.S. Treasury Strips, 0.000% due 5/15/21....................       5,941,000
      53,000,000                      U.S. Treasury Strips, 0.000% due 8/15/25....................       9,993,150
       6,239,280                      U.S. Treasury Inflation Index Bonds, 3.625% due 4/15/28.....       5,581,785
      16,369,600                      U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.....      15,293,790
------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $56,901,114).....      54,912,580
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.4%
                                      Federal Home Loan Mortgage Corp.:
          85,489                      8.500% due 9/1/02...........................................          87,386
       1,809,601                      8.000% due 9/1/04...........................................       1,846,915
                                      Federal National Mortgage Association:
          79,066                      15 Year Convertible, 8.500% due 3/1/05......................          81,587
         918,111                      6.500% due 12/1/27..........................................         865,605
       1,011,313                      6.000% due 3/1/28...........................................         925,980
         160,218                      6.000% due 4/1/28...........................................         146,699
         130,393                      5.500% due 5/1/28...........................................         115,399
         476,904                      6.000% due 5/1/28...........................................         436,663
         900,584                      5.500% due 6/1/28...........................................         797,017
         420,841                      6.000% due 6/1/28...........................................         385,332
         445,735                      6.000% due 7/1/28...........................................         408,125
       1,093,204                      5.500% due 8/1/28...........................................         967,486
       1,169,303                      6.000% due 8/1/28...........................................       1,070,639
       2,925,876                      Dwarf, 6.000% due 1/1/13....................................       2,778,646
                                      Government National Mortgage Association:
         129,743                      9.000% due 12/15/16.........................................         135,865
          78,302                      9.500% due 1/15/20..........................................          83,441
         100,043                      9.500% due 3/15/20..........................................         106,608
         167,905                      7.500% due 5/15/23..........................................         166,121
------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $11,964,839)........      11,405,514
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                            SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM U.S. GOVERNMENT INSTRUMENTS -- 0.3%
     $ 1,150,000                      U.S. Treasury Bills, 5.200% due 1/3/00
                                      (Cost -- $1,137,541)........................................    $  1,137,541
------------------------------------------------------------------------------------------------------------------
                                      SUB-TOTAL INVESTMENTS (Cost -- $271,491,706)................     337,483,720
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
       1,275,000                      Morgan Stanley Dean Witter & Co., 2.470% due 1/3/00;
                                      Proceeds at maturity -- $1,275,262; (Fully collateralized by
                                      U.S. Treasury Notes, 11.750% due 11/15/14; Market
                                      value -- $1,300,710) (Cost -- $1,275,000)...................       1,275,000
------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS -- 100%(Cost -- $272,766,706**)...........    $338,758,720
------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 21 for definition of bond ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 75.4%
---------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.7%
                        BE Aerospace Inc., Sr. Sub. Notes:
$  125,000    B          8.000% due 3/1/08...........................................   $   108,438
   100,000    B          9.500% due 11/1/08..........................................        94,000
---------------------------------------------------------------------------------------------------
                                                                                            202,438
---------------------------------------------------------------------------------------------------
CHEMICALS -- 0.9%
   150,000    B+        Borden Chemical and Plastics Ltd., 9.500% due 5/1/05........        139,500
   125,000    B+        Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09...        130,000
---------------------------------------------------------------------------------------------------
                                                                                            269,500
---------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.5%
   150,000    B+        Flextronics International Ltd., Sr. Sub. Notes, 8.750% due
                          10/15/07..................................................        147,000
---------------------------------------------------------------------------------------------------
ENERGY -- 2.3%
   250,000    BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....        255,625
   175,000    BBB-      PSEG Energy Holdings Inc., Sr. Notes, 10.000% due 10/1/09
                          (a).......................................................        178,500
   250,000    BB+       Tuscon Electric Power Co., Collateral Trust, 7.500% due
                          8/1/08....................................................        235,625
---------------------------------------------------------------------------------------------------
                                                                                            669,750
---------------------------------------------------------------------------------------------------
FIBER OPTICS -- 1.5%
   300,000    B+        Metromedia Fiber Network, Inc., Sr. Notes, 10.000% due
                          12/15/09..................................................        309,000
   125,000    BB-       Williams Communications Group, Inc., Sr. Notes, 10.875% due
                          10/1/09...................................................        131,250
---------------------------------------------------------------------------------------------------
                                                                                            440,250
---------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 2.5%
   375,000    B         Archibald Candy Corp., Company Guaranteed, 10.250% due
                          7/1/04....................................................        364,688
   385,000    B-        Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        377,300
---------------------------------------------------------------------------------------------------
                                                                                            741,988
---------------------------------------------------------------------------------------------------
FORESTRY -- 0.8%
   250,000    B+        Millar Western Forest Products, Sr. Notes, 9.875% due
                          5/15/08...................................................        250,000
---------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 6.0%
                        Bally Total Fitness Holding Corp., Sr. Sub. Notes:
   330,000    B-        Series B, 9.875% due 10/15/07...............................        320,925
   170,000    B-        Series D, 9.875% due 10/15/07...............................        165,325
   250,000    BB+       Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                          12/15/05..................................................        241,250
   225,000    B         Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                          4/15/09...................................................        208,125
   330,000    BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 7.875% due
                          12/15/05..................................................        316,800
   175,000    B+        Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due
                          4/1/07....................................................        170,625
   360,000    B+        Station Casinos, Inc., Sr. Sub. Notes, 10.125% due
                          3/15/06...................................................        369,000
---------------------------------------------------------------------------------------------------
                                                                                          1,792,050
---------------------------------------------------------------------------------------------------
HEALTH CARE -- 0.4%
   125,000    B-        Unilab Corp., Sr. Sub. Notes, 12.750% due 10/1/09 (a).......        130,625
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
HOUSING -- 3.0%
$  175,000    B         Atrium Companies Inc., Company Guaranteed, 10.500% due
                          5/1/09....................................................    $   171,500
   400,000    B+        Beazer Homes USA Inc., Company Guaranteed, 8.875% due
                          4/1/08....................................................        376,000
   475,000    B-        Falcon Building Corp., Company Guaranteed, step bond to
                          yield
                          10.500% due 6/15/07.......................................        356,250
---------------------------------------------------------------------------------------------------
                                                                                            903,750
---------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
   125,000    B-        International Utility Structures Inc., Sr. Sub. Notes,
                          10.750% due 2/1/08........................................        104,375
---------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 2.2%
   275,000    B-        Anteon Corp., 12.000% due 5/15/09...........................        259,187
   160,000    BB+       Unisys Corp., Sr. Notes, 12.000% due 4/15/03................        171,200
   125,000    B-        Verio Inc., Sr. Notes, 10.625% due 11/15/09 (a).............        128,438
   175,000    B-        Viasystems Group Inc., Sr. Sub. Notes, 9.750% due 6/1/07....         96,250
---------------------------------------------------------------------------------------------------
                                                                                            655,075
---------------------------------------------------------------------------------------------------
MANUFACTURING -- 6.4%
   390,000    B         Advanced Glass Fiber Yarn, Sr. Sub. Notes, 9.875% due
                          1/15/09...................................................        366,600
   175,000    B         American Axle & Manufacturing Holdings, Inc., 9.750% due
                          3/1/09....................................................        176,750
   350,000    B         BGF Industries, Inc., Sr. Sub. Notes, 10.250% due 1/15/09...        313,250
   425,000    NR        Cherokee International, Sr. Sub. Notes, 10.500% due
                          5/1/09....................................................        374,000
   125,000    B-        Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                          due 2/1/08................................................        120,313
   325,000    B-        Roller Bearing Co., Company Guaranteed, 9.625% due
                          6/15/07...................................................        299,000
   300,000    B-        Transdigm Inc., Company Guaranteed, 10.375% due 12/1/08.....        267,000
---------------------------------------------------------------------------------------------------
                                                                                          1,916,913
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 11.0%
    50,900    NR        AMFM Inc., Debentures, 12.625% due 10/31/06.................         58,535
                        Chancellor Media Corp., Sr. Sub. Notes:
   400,000    B         9.000% due 10/1/08..........................................        417,000
   150,000    B+        8.000% due 11/1/08..........................................        150,750
   250,000    BB-       Imax Corp., Sr. Notes, 7.875% due 12/1/05...................        235,000
   175,000    CCC+      Paxson Communications Corp., Sr. Sub. Notes, 11.625% due
                          10/1/02...................................................        182,656
   100,000    CCC+      Pegasus Communications Corp., Sr. Notes, 9.625% due
                          10/15/05..................................................        101,500
   500,000    CCC+      Pegasus Media & Communications, Sr. Sub. Notes, 12.500% due
                          7/1/05....................................................        537,500
   385,000    B-        Phoenix Color Corp., Company Guaranteed, 10.375% due
                          2/1/09....................................................        371,525
   350,000    B-        Production Resource Group, Sr. Sub. Notes, 11.500% due
                          1/15/08...................................................        312,375
   175,000    B-        SFX Entertainment Inc., Company Guaranteed, 9.125% due
                          2/1/08....................................................        165,813
   325,000    B-        T/SF Communications Corp., Company Guaranteed, 10.375% due
                          11/1/07...................................................        313,625
   650,000    B-        United International Holdings Inc., step bond to yield
                          10.750% due 2/15/08.......................................        416,000
---------------------------------------------------------------------------------------------------
                                                                                          3,262,279
---------------------------------------------------------------------------------------------------
METALS/MINERALS -- 2.4%
   500,000    B-        Diamond Holdings PLC, Company Guaranteed, 9.125% due
                          2/1/08....................................................        497,500
   225,000    B+        National Steel Corp., First Mortgage, 9.875% due 3/1/09.....        231,188
---------------------------------------------------------------------------------------------------
                                                                                            728,688
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
RETAIL -- 6.1%
$  475,000    B-        Advance Stores Co. Inc., Company Guaranteed, 10.250% due
                          4/15/08...................................................    $   413,250
   450,000    B+        Ames Department Stores, Inc., Sr. Notes, 10.000% due
                          4/15/06...................................................        445,500
   525,000    CCC+      J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                          10/15/07..................................................        448,875
   500,000    BB+       Kmart Corp., Medium Term Notes, 7.900% due 12/14/00.........        500,625
---------------------------------------------------------------------------------------------------
                                                                                          1,808,250
---------------------------------------------------------------------------------------------------
SERVICES -- 3.8%
   250,000    B-        Advance Holding Corp., Debentures, step bond to yield
                          12.875% due 4/15/09.......................................        130,000
   530,000    B         AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        535,300
   236,896    B         FRD Acquisition, Sr. Notes, 12.500% due 7/15/04.............        120,817
   350,000    B-        Williams Scotsman Inc., Company Guaranteed, 9.875% due
                          6/1/07....................................................        339,500
---------------------------------------------------------------------------------------------------
                                                                                          1,125,617
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 15.1%
   375,000    B+        Bresnan Communications, Sr. Discount Notes, step bond to yield
                          9.250% due 2/1/09.........................................        260,625
   100,000    B         CapRock Communications Corp., Sr. Notes, 11.500% due
                          5/1/09....................................................        103,000
   225,000    B-        Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                          12/15/08..................................................        242,437
   950,000    B+        Charter Communications Holdings, Inc., Sr. Discount Notes,
                          step bond to yield 9.920% due 4/1/11......................        560,500
   105,000    B-        Classic Cable Inc., Company Guaranteed, 9.375% due 8/1/09...        103,950
   250,000    B-        Classic Communications, Inc., Sr. Discount Notes, step bond
                          to yield 13.250% due 8/1/09...............................        173,750
   150,000    B-        Exodus Communications, Inc., Sr. Notes, 10.750% due 12/15/09
                          (a).......................................................        152,625
                        Intermedia Communications Inc.:
   225,000    CCC+      Sr. Discount Notes, step bond to yield, 12.250% due
                          3/1/09....................................................        136,125
   150,000    B         Sr. Notes, 9.500% due 3/1/09................................        145,125
   275,000    B         Level 3 Communications, Inc., Sr. Notes, 9.125% due
                          5/1/08....................................................        259,875
   275,000    B+        McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09...............        257,125
   450,000    B-        NTL Inc., step bond to yield 9.750% due 4/1/08..............        313,875
                        Primus Telecom Group, Inc., Sr. Notes:
   175,000    B-          11.250% due 1/15/09.......................................        169,312
   175,000    B-          12.750% due 10/15/09 (a)..................................        181,562
   250,000    B-        PSINet Inc., Sr. Notes, 10.500% due 12/1/06 (a).............        253,750
   300,000    BB+       Qwest Communication Corp., step bond to yield 8.290% due
                          2/1/08....................................................        229,500
                        Telewest Communications PLC:
   425,000    B+          Step bond to yield 11.000% due 10/1/07....................        397,375
   225,000    B+          Step bond to yield 9.250% due 4/15/09 (a).................        143,156
   125,000    B-        Turkcell Iletisim, Sr. Notes, 12.750% due 8/1/05 (a)........        129,375
   275,000    B-        Viatel Inc., Sr. Notes, 11.500% due 3/15/09.................        275,687
---------------------------------------------------------------------------------------------------
                                                                                          4,488,729
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
TEXTILES -- 6.1%
$  550,000    B+        Avondale Mills Inc., Company Guaranteed, 10.250% due
                          5/1/06....................................................    $   495,000
   125,000    B+        Delta Mills Inc., Company Guaranteed, 9.625% due 9/1/07.....         87,500
   225,000    B         Norton, Company Guaranteed, 12.500% due 6/1/05..............        192,375
   300,000    B-        Panolam Industries International, Sr. Sub. Notes, 11.500%
                          due 2/15/09 (a)...........................................        308,250
   275,000    B-        Supreme International Corp., Company Guaranteed, 12.250% due
                          4/1/06....................................................        275,688
   475,000    B-        Tropical Sportswear International Corp., Company Guaranteed,
                          11.000% due 6/15/08.......................................        457,187
---------------------------------------------------------------------------------------------------
                                                                                          1,816,000
---------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.3%
   325,000    B-        Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............        333,125
   225,000    BB-       Continental Airlines Inc., Sr. Notes, 9.500% due 12/15/01...        228,375
   400,000    B-        Pacer International Inc., Company Guaranteed, 11.750% due
                          6/1/07....................................................        410,000
---------------------------------------------------------------------------------------------------
                                                                                            971,500
---------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $23,260,430).......     22,424,777
---------------------------------------------------------------------------------------------------
    SHARES              SECURITY                                                              VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 3.5%
---------------------------------------------------------------------------------------------------
ENERGY -- 0.8%
     2,148              R&B Falcon Corp., 13.875%...................................        226,649
---------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.7%
     4,500              Eagle-Picher Industries, 11.750% Exchangeable 3/1/08........        207,000
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.0%
         1              Paxson Communications Corp., Preferred, 12.500% Exchangeable
                          10/31/06..................................................            109
---------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.2%
     9,242              Viasystems Group, Inc., 8.000%..............................         69,318
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.8%
     5,500              Global Crossing Holding Ltd., 10.500% (a)...................        552,062
---------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $1,114,943)..................      1,055,138
---------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.2%
---------------------------------------------------------------------------------------------------
HOTELS -- 0.1%
     2,250              Prime Hospitality Corp. ....................................         19,828
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.1%
       750              Classic Communications, Inc.................................         27,422
---------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $19,140)........................         47,250
---------------------------------------------------------------------------------------------------
WARRANTS(b) -- 0.2%
     2,000              R&B Falcon Corp., Expires 5/1/09 (a) (Cost -- $18,868)......         50,000
---------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $24,413,381).................     23,577,165
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.7%
$6,167,000             CS First Boston Corp., 2.650% due 1/3/00; Proceeds at
                         maturity -- $6,168,362;
                       (Fully collateralized by U.S. Treasury Bills, zero coupon
                         due 6/1/00;
                       Market value -- $6,290,546) (Cost -- $6,167,000)............    $ 6,167,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $30,580,381**)...........    $29,744,165
--------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
(a) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 21 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
  Baa               BBB               0.8%
  Ba                 BB              11.4
   B                 B               79.6
  Caa               CCC               6.3
  NR                 NR               1.9
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 87.9%
-------------------------------------------------------------------------------------------
BEVERAGE -- 1.3%
     413,920   Coca-Cola Co. ..............................................  $   24,110,840
-------------------------------------------------------------------------------------------
COMPUTERS -- 17.0%
     707,095   Apple Computer Inc. (a).....................................      72,698,205
   1,358,010   Dell Computer Corp. (a).....................................      69,258,510
   1,285,140   VERITAS Software Corp. (a)..................................     183,935,663
-------------------------------------------------------------------------------------------
                                                                                325,892,378
-------------------------------------------------------------------------------------------
COMMUNICATIONS -- 1.6%
     300,000   Nextel Communications Inc., Class A Shares (a)..............      30,937,500
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.6%
     438,250   General Electric Co. .......................................      67,819,187
   1,080,580   Time Warner Inc. ...........................................      78,274,514
-------------------------------------------------------------------------------------------
                                                                                146,093,701
-------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE -- 3.6%
     238,700   MedImmune, Inc. (a).........................................      39,594,363
     897,475   Pfizer Inc. ................................................      29,111,845
-------------------------------------------------------------------------------------------
                                                                                 68,706,208
-------------------------------------------------------------------------------------------
ELECTRONICS -- 6.8%
     281,295   EMC Corp. (a)...............................................      30,731,479
   1,018,260   Texas Instruments Inc. .....................................      98,643,937
-------------------------------------------------------------------------------------------
                                                                                129,375,416
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc. (a).............................             170
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.0%
   1,447,840   The Charles Schwab Corp. ...................................      55,560,860
     265,520   Fannie Mae..................................................      16,578,405
     700,000   Morgan Stanley Dean Witter & Co. ...........................      99,925,000
-------------------------------------------------------------------------------------------
                                                                                172,064,265
-------------------------------------------------------------------------------------------
INSURANCE -- 2.8%
     504,866   American International Group................................      54,588,663
-------------------------------------------------------------------------------------------
RETAIL -- 4.9%
     400,000   Amazon.com, Inc. (a)........................................      30,450,000
     181,880   Costco Wholesale Corp. (a)..................................      16,596,550
     689,197   The Home Depot, Inc. .......................................      47,253,104
-------------------------------------------------------------------------------------------
                                                                                 94,299,654
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
SOFTWARE -- 18.2%
   1,857,200   America Online, Inc. (a)....................................  $  140,102,525
   1,016,490   Cisco Systems, Inc. (a).....................................     108,891,491
     312,870   Intuit Inc. (a).............................................      18,752,646
     691,600   Microsoft Corp. (a).........................................      80,744,300
-------------------------------------------------------------------------------------------
                                                                                348,490,962
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 15.1%
     295,600   Level 3 Communications, Inc. (a)............................      24,202,250
     739,040   Nokia Corp. ADR.............................................     140,417,600
     746,150   Sprint Corp. (PCS Group) (a)................................      76,480,375
     988,275   Vodafone Software Corp. ....................................      48,919,612
-------------------------------------------------------------------------------------------
                                                                                290,019,837
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $779,627,099)...................   1,684,579,594
-------------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.6%
UNITED KINGDOM -- 0.6%
   2,251,260   Vodafone AirTouch PLC (Cost -- $10,306,623).................      11,093,487
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $789,933,722)................   1,695,673,081
-------------------------------------------------------------------------------------------
 FACE
AMOUNT                                   SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.5%
$220,003,000   Morgan Stanley Dean Witter & Co., 2.470% due 1/3/00;
               Proceeds at maturity -- $220,048,284; (Fully collateralized by U.S. Treasury Notes, 8.750% due 5/15/17; Market
               value -- $241,320,000) (Cost -- $220,003,000)...............     220,003,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,009,936,722*).........  $1,915,676,081
-------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MONEY MARKET PORTFOLIO

        FACE                                                                            ANNUALIZED
       AMOUNT                                     SECURITY                                YIELD           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 83.9%
     $4,500,000         Allied Signal Inc. mature 1/27/00 to 2/15/00................  5.95% to 6.26%   $  4,477,336
      4,700,000         American Home Products Corp. matures 1/24/00................       5.27           4,684,235
      4,000,000         AT&T Corp. matures 1/21/00..................................       6.33           3,986,000
      4,000,000         Bell Atlantic Financial Corp. matures 1/20/00...............       5.95           3,987,544
      4,000,000         BHF Finance Corp. matures 1/06/00...........................       6.37           3,996,483
      3,900,000         Caisse Des Depots matures 2/28/00...........................       6.01           3,862,740
      3,900,000         Deere & Co. matures 1/13/00.................................       5.99           3,892,265
      1,500,000         DE Funding Corp. matures 1/20/00............................       6.00           1,495,290
      3,500,000         Equitable Life Assurance Society matures 2/10/00............       5.91           3,477,522
      4,400,000         Ford Motor Credit Corp. matures 2/3/00......................       5.61           4,377,494
      3,525,000         General Dynamic Corp. matures 2/29/00.......................       6.10           3,490,511
      4,400,000         General Electric Capital Corp. matures 3/21/00..............       5.83           4,343,778
      3,500,000         General Motors Acceptance Corp. matures 2/22/00.............       6.02           3,469,919
      4,500,000         Goldman Sachs & Co. matures 1/31/00.........................       6.55           4,475,625
      4,400,000         Harvard University matures 1/6/00...........................       5.36           4,396,731
      4,500,000         Hewlett-Packard Co. matures 1/10/00.........................       6.37           4,492,856
      4,000,000         Marsh & McLennan Co. Inc. matures 1/12/00...................       6.53           3,992,056
      4,000,000         Merrill Lynch & Co. matures 1/31/00.........................       6.06           3,980,166
      3,100,000         Morgan Stanley Dean Witter & Co. matures 2/24/00............       6.04           3,072,519
      3,500,000         Newell Co. matures 1/28/00..................................       5.96           3,484,513
      4,700,000         Paccar Financial Corp. matures 1/27/00......................       5.17           4,682,519
      3,000,000         Potomac Electric Power Co. matures 2/10/00..................       5.88           2,980,833
      4,000,000         Providian Master Trust matures 1/18/00......................       6.64           3,987,533
      4,000,000         Prudential Funding Corp. matures 2/15/00....................       6.12           3,969,700
      4,400,000         Textron Inc. mature 1/5/00 to 1/14/00.......................   5.94 to 5.96       4,391,948
      3,500,000         Transamerica Finance Corp. matures 2/7/00...................       6.01           3,478,597
-------------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $100,926,713)...............                    100,926,713
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.1%
     19,350,000         Merrill Lynch & Co., 2.47% due 1/3/00; Proceeds at
                        maturity -- $19,353,981; (Fully collateralized by U.S.
                        Treasury Notes, 6.00% due 2/15/26; Market
                        value -- $19,737,000) (Cost -- $19,350,000).................                     19,350,000
-------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $120,276,713*)...........                   $120,276,713
-------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $271,491,706   $24,413,381   $  789,933,722   $100,926,713
  Repurchase agreements, at cost.................     1,275,000     6,167,000      220,003,000     19,350,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $337,483,720   $23,577,165   $1,695,673,081   $100,926,713
  Repurchase agreements, at value................     1,275,000     6,167,000      220,003,000     19,350,000
  Cash...........................................           511           285              725            241
  Dividends and interest receivable..............     1,684,094       547,123          374,795            794
  Receivable for Fund shares sold................            --        75,585          414,571             --
  Receivable from affiliate......................            --            --               --         24,174
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   340,443,325    30,367,158    1,916,466,172    120,301,922
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable...............       141,090        12,851        1,154,525         49,921
  Payable for securities purchased...............       397,377            --               --             --
  Payable for Fund shares purchased..............       353,992        21,964               --             --
  Payable to broker -- variation margin..........        29,750            --               --             --
  Administration fees payable....................        16,931         1,542           91,885          5,230
  Dividends payable..............................            --            --               --        254,987
  Accrued expenses...............................        66,231        14,209           58,591         21,900
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     1,005,371        50,566        1,305,001        332,038
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $339,437,954   $30,316,592   $1,915,161,171   $119,969,884
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $226,041,766   $29,927,371   $  942,600,893   $119,969,884
  Undistributed net investment income............     6,657,380     2,577,214          752,718             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    41,188,231    (1,351,777)      66,058,697             --
  Net unrealized appreciation (depreciation) of
     investments, futures contracts and foreign
     currencies..................................    65,550,577      (836,216)     905,748,863             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $339,437,954   $30,316,592   $1,915,161,171   $119,969,884
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    16,072,930     3,201,194       17,602,914    119,969,884
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $21.12         $9.47          $108.80          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                          MANAGED     HIGH YIELD      CAPITAL        MONEY
                                                          ASSETS         BOND       APPRECIATION     MARKET
                                                           TRUST         TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $ 5,886,779   $ 2,751,558   $  8,307,630   $3,470,117
  Dividends...........................................    2,609,044        68,899      3,283,595           --
  Less: Foreign withholding tax.......................      (30,410)           --        (69,723)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................    8,465,413     2,820,457     11,521,502    3,470,117
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...................    1,529,826       146,012      9,612,677      209,527
  Administration fees (Note 3)........................      183,579        17,521        769,014       39,063
  Audit and legal.....................................       36,500        28,519         33,000       27,375
  Shareholder communications..........................       32,000         9,868        124,000       18,400
  Custody.............................................       19,511         7,755         46,000        9,800
  Shareholder and system servicing fees...............       13,000        12,704         13,000       14,200
  Pricing fees........................................        6,000         8,204             --           --
  Trustees' fees......................................        4,000         3,875          4,000        3,849
  Other...............................................        4,072           968          4,065        3,363
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................    1,828,488       235,426     10,605,756      325,577
  Less: Expense reimbursement.........................           --            --             --      (85,612)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES........................................    1,828,488       235,426     10,605,756      239,965
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.................................    6,636,925     2,585,031        915,746    3,230,152
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*)...................................   41,694,154      (471,819)    66,070,067         (256)
     Futures contracts................................   (1,221,587)           --             --           --
     Foreign currency transactions....................           --           433        (29,515)          --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................   40,472,567      (471,386)    66,040,552         (256)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments, Futures Contracts and Foreign
  Currencies:.........................................                                                     --
     Beginning of year................................   71,272,240        48,086    365,205,909           --
     End of year......................................   65,550,577      (836,216)   905,748,863           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)......................................   (5,721,663)     (884,302)   540,542,954           --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES..................................   34,750,904    (1,355,688)   606,583,506         (256)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS................  $41,387,829   $ 1,229,343   $607,499,252   $3,229,896
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..........................  $  6,636,925   $ 2,585,031   $      915,746   $  3,230,152
  Net realized gain (loss).......................    40,472,567      (471,386)      66,040,552           (256)
  Change in net unrealized appreciation
     (depreciation)..............................    (5,721,663)     (884,302)     540,542,954             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.........    41,387,829     1,229,343      607,499,252      3,229,896
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income..........................    (5,732,184)   (2,318,362)      (1,059,153)    (3,229,896)
  Net realized gains.............................   (17,063,313)           --      (30,268,189)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS................................   (22,795,497)   (2,318,362)     (31,327,342)    (3,229,896)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares...............    33,514,225     7,595,331      470,330,702    388,474,577
  Net asset value of shares issued for
     reinvestment of dividends...................    22,795,497     2,318,362       31,327,342      3,049,209
  Cost of shares reacquired......................   (11,645,774)   (6,596,523)     (53,529,706)  (313,623,231)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS................................    44,663,948     3,317,170      448,128,338     77,900,555
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...........................    63,256,280     2,228,151    1,024,300,248     77,900,555
NET ASSETS:
  Beginning of year..............................   276,181,674    28,088,441      890,860,923     42,069,329
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*...................................  $339,437,954   $30,316,592   $1,915,161,171   $119,969,884
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:............................................    $6,657,380    $2,577,214         $752,718             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  5,681,892   $ 2,382,367   $  1,062,648   $  1,460,011
  Net realized gain (loss).........................    18,004,909       443,848     31,704,572           (215)
  Increase (decrease) in net unrealized
     appreciation..................................    24,712,837    (1,095,487)   268,745,690             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    48,399,638     1,730,728    301,512,910      1,459,796
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (6,031,526)   (1,906,452)    (1,757,481)    (1,459,796)
  Net realized gains...............................   (11,032,250)           --    (15,276,070)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................   (17,063,776)   (1,906,452)   (17,033,551)    (1,459,796)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................    17,716,235     7,689,311    206,554,463    103,475,184
  Net asset value of shares issued for reinvestment
     of dividends..................................    17,063,776     1,906,452     17,033,551      1,409,254
  Cost of shares reacquired........................   (13,804,479)   (6,603,776)   (24,907,667)   (76,308,910)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................    20,975,532     2,991,987    198,680,347     28,575,528
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    52,311,394     2,816,263    483,159,706     28,575,528
NET ASSETS:
  Beginning of year................................   223,870,280    25,272,178    407,701,217     13,493,801
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $276,181,674   $28,088,441   $890,860,923   $ 42,069,329
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $5,732,244    $2,318,362     $1,059,153             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $748,206 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup, Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the Trust's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, MAT, HYBT, CAF and MMP each paid transfer agent fees of $1,250 to Private Trust.

     Brokerage commissions of $11,797 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Citigroup, Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $178,872,424   $29,315,601   $710,021,790
-------------------------------------------------------------------------------------------------------
Sales.......................................................   149,297,456    30,074,602    418,229,757

-------------------------------------------------------------------------------------------------------

     At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 77,470,903   $  369,766    $909,337,079
Gross unrealized depreciation...............................   (11,478,889)  (1,205,982)     (3,597,720)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 65,992,014   $ (836,216)   $905,739,359
-------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, MAT had sold one financial futures contract on the Standard & Poor's 500 Index expiring in March 2000. The basis value of the contract was $12,545,313. The market value of the contract on December 31, 1999, was $12,986,750, resulting in an unrealized loss of $441,437.

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1999, the Funds held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, HYBT had, for Federal income tax purposes, approximately $705,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                   2000        2001       2002        2004        2007
--------------------------------------------------------------------------------------------------------
Carryforward Amounts..........................    $48,000    $135,000    $38,000    $342,000    $142,000
--------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1999   DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................       1,654,617             955,576
Shares issued on reinvestment...............................       1,187,265             921,867
Shares reacquired...........................................        (581,353)           (747,496)
---------------------------------------------------------------------------------------------------
Net Increase................................................       2,260,529           1,129,947
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................         776,247             772,815
Shares issued on reinvestment...............................         245,327             196,339
Shares reacquired...........................................        (671,120)           (673,313)
---------------------------------------------------------------------------------------------------
Net Increase................................................         350,454             295,841
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       5,582,389           3,602,035
Shares issued on reinvestment...............................         400,399             292,021
Shares reacquired...........................................        (626,790)           (448,218)
---------------------------------------------------------------------------------------------------
Net Increase................................................       5,355,998           3,445,838
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     388,474,577         103,475,184
Shares issued on reinvestment...............................       3,049,209           1,409,254
Shares reacquired...........................................    (313,623,231)        (76,308,910)
---------------------------------------------------------------------------------------------------
Net Increase................................................      77,900,555          28,575,528
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

MANAGED ASSETS TRUST                               1999          1998          1997          1996        1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $19.99        $17.65        $14.98        $15.50      $12.85
---------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income........................      0.39          0.41          0.48          0.46        0.49
  Net realized and unrealized gain.............      2.30          3.27          2.70          1.50        2.83
---------------------------------------------------------------------------------------------------------------
Total Income From Operations...................      2.69          3.68          3.18          1.96        3.32
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(1):
  Net investment income........................     (0.39)        (0.47)        (0.12)        (0.89)      (0.50)
  Net realized gains...........................     (1.17)        (0.87)        (0.39)        (1.59)      (0.17)
---------------------------------------------------------------------------------------------------------------
Total Distributions............................     (1.56)        (1.34)        (0.51)        (2.48)      (0.67)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $21.12        $19.99        $17.65        $14.98      $15.50
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     14.22%        21.44%        21.31%        13.78%      27.12%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $339,438      $276,182      $223,870      $188,610    $171,276
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)..................................      0.60%         0.60%         0.63%         0.58%       0.58%
  Net investment income........................      2.17          2.30          2.91          3.51        3.49
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        51%           74%           90%          108%        110%
---------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND TRUST                              1999          1998          1997          1996        1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $9.85         $9.89         $8.49         $9.00       $8.49
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................     0.81          0.77          0.76          0.91        0.80
  Net realized and unrealized gain (loss).......    (0.38)        (0.13)         0.65          0.41        0.41
---------------------------------------------------------------------------------------------------------------
Total Income From Operations....................     0.43          0.64          1.41          1.32        1.21
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(1):
  Net investment income.........................    (0.81)        (0.68)        (0.01)        (1.83)      (0.70)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $9.47         $9.85         $9.89         $8.49       $9.00
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     4.42%         6.56%        16.56%        16.05%      15.47%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................  $30,317       $28,088       $25,272       $17,291     $12,902
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)................................     0.81%         0.82%         0.84%         0.97%       1.25%
  Net investment income.........................     8.85          8.42          9.04         11.01        9.37
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................      112%          147%          137%           84%        222%
---------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(3) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.28% for the year ended December 31, 1995.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

CAPITAL APPRECIATION FUND                          1999           1998            1997        1996          1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $72.74        $46.32        $36.72        $33.18        $24.50
------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.......................        0.04          0.06          0.19          0.23          0.24
  Net realized and unrealized gain............       38.08         28.07          9.41          8.49          8.61
------------------------------------------------------------------------------------------------------------------
Total Income From Operations..................       38.12         28.13          9.60          8.72          8.85
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(1):
  Net investment income.......................       (0.07)        (0.18)           --         (0.41)        (0.17)
  Net realized gains..........................       (1.99)        (1.53)        (0.00)*       (4.77)           --
------------------------------------------------------------------------------------------------------------------
Total Distributions...........................       (2.06)        (1.71)        (0.00)*       (5.18)        (0.17)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $108.80        $72.74        $46.32        $36.72        $33.18
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       53.52%        61.63%        26.14%        28.21%        36.37%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............  $1,915,161      $890,861      $407,701      $224,132      $122,155
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).................................        0.83%         0.85%         0.84%         0.83%         0.85%
  Net investment income.......................        0.07          0.18          0.54          0.69          0.84
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................          37%           53%           89%           84%          124%
------------------------------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO                             1999           1998            1997        1996          1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $1.00         $1.00         $1.00         $1.00         $1.00
------------------------------------------------------------------------------------------------------------------
  Net investment income(3)....................       0.049         0.049         0.049        0.0412        0.0417
  Distributions from net investment income....      (0.049)       (0.049)       (0.049)      (0.0412)      (0.0417)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $1.00         $1.00         $1.00         $1.00         $1.00
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................        4.96%         5.08%         5.03%         4.20%         4.17%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............    $119,970       $42,069       $13,494        $3,543        $1,417
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)(4)...........................        0.37%         0.65%         0.57%         0.78%         1.25%
  Net investment income.......................        4.96          5.37          5.03          3.72            --
------------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% and 0.40% for Capital Appreciation Fund and Money Market Portfolio, respectively.

(3) Travelers Insurance reimbursed Money Market Portfolio for $85,612, $31,300 and $43,376 in expenses for the years ended December 31, 1999, 1997 and 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.50%, 1.39% and 1.71%, respectively.

(4) The ratio of expenses to average net assets for 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 7.37% for the year ended December 31, 1995.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1996 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1999, their results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 1999:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          Managed Assets Trust..............................   32.10%
          High Yield Bond Trust.............................    2.01
          Capital Appreciation Fund.........................  100.00

     - Total long-term capital gain distributions paid:

          Managed Assets Trust..............................  $15,558,157
          Capital Appreciation Fund.........................   30,268,189

A total of 17.05% of the ordinary dividends paid by the Managed Assets Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the year ended December 31, 1999, the Portfolio had a return of a negative 4.23%. In comparison, the Lehman Government Bond Index returned a negative 2.23% for the same time period. (Past performance is not indicative of future results. The Lehman Government Bond Index is a broad measure of the performance of U.S. government bonds.)

1999 was a year that saw sustained economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decline in bond yields and a 0.75% fall in the federal funds rate -- yields have risen. Investor optimism, however, was tempered by concerns about inflation and continued economic growth. Yet both Russia and Argentina remain economic hot spots and deserve close monitoring. Moreover, the reconstruction of Kosovo and peacekeeping efforts in that war-torn country will also be an ongoing challenge.

The period was marked by continued strong U.S. economic growth, historically low inflation and low unemployment. Diminishing liquidity in the bond market was precipitated by the global financial crisis that reached its climax in October 1998. Meanwhile, the Fed reversed its three short-term interest rate movements, with 25-basis-point (i.e., 100 basis points are equal to one percent) increases implemented on June 30, August 24 and November 16, 1999, respectively.

A robust U.S. economy and three Fed interest rate hikes negatively impacted bond investors in 1999, the worst year for fixed income investing since 1994. The 30-year U.S. Treasury bond suffered its worst decline in total return on record. In the view of the Portfolio's manager, this poor performance from U.S. Treasuries reflected the reversal of the "flight to quality" that developed during the global financial turmoil at the end of 1998.

In the manager's view, the worst may be over. Many bond investment professionals expect that yields for 30-year U.S. Treasuries should trade between 6% and 6.7% in the next 12 months. These yields can provide investors with a comfortable cushion against declines in the bonds' prices. Of course, inflation is what actually drives bond market returns. Concerns persist over the acceleration in inflation in the Consumer Price Index ("CPI"), which climbed in 1999 as oil prices doubled.

During the period, the Portfolio's income orientation helped returns due to emphasis on mortgage-backed securities and U.S. Treasury strips throughout the year. This strategy was implemented in an attempt to mirror the 5-10-year U.S. Treasury benchmark. In addition, a duration of 5.25 - 5.375 years in the Portfolio has been maintained.

Within the U.S. Government Securities Portfolio, the manager has sought to maximize income during the period through mortgage-backed securities, buying coupon at or near par and avoiding any potential prepayment risk. (Coupon is the periodic interest payment made to the bondholders during the life of the bond. Prepayment risk refers to payments made in excess of scheduled mortgage principal repayments.)

During the period under review, the Portfolio's strategy included slowly buying U.S. Treasuries and extending maturities as interest rates rose. In the manager's view, yields over the near term have already seen their highs, and in the coming months he plans to increase the Portfolio's U.S. Treasury exposure and reduce its mortgage-backed securities holdings because of expectations that rates should continue to decline.

In the opinion of the manager, the trend of lower interest rates has not ended but periods of lower rates from current levels may be less frequent and shorter in duration. Income most likely will be the primary component of Portfolio performance going forward. The manager's efforts will be on focusing on minimizing price volatility and maximizing income opportunities and maintaining liquidity.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

military defense related services or gambling services. For the year ended December 31, 1999, the Portfolio returned 15.84%, underperforming the S&P 500, which posted a total return of 21.03%. (Past performance is not indicative of future results.)

Consistent with its investment objective, the Portfolio began the reporting period with holdings in the technology, consumer products, financial services, healthcare, communications and energy sectors. At this time, the Portfolio also had approximately 6% in liquid reserves.

As of December 31, 1999, the Portfolio consisted of 86 individual investments. The Portfolio is overweighted versus its benchmark in basic materials, consumer cyclical, transportation and utilities. Moreover, the Portfolio was slightly underweight in the capital goods, communication services, energy and technology sectors. The manager remains optimistic regarding the future of the U.S. economy and several of its major corporations over the long term.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the year ended December 31, 1999, the Portfolio returned a negative 0.08%. In comparison, the Standard & Poor's Utility Index ("S&P Utility Index") returned a negative 8.88% for the same time period. In a difficult market for both utilities stocks and bonds, the Utilities Portfolio continued to generate competitive performance. (Past performance is not indicative of future results. Please note that Portfolio holdings as of December 31, 1999 and are subject to change.)

The Utilities Portfolio began the reporting period with total assets of $32.9 million and ended the year with $31.4 million in assets under management. As of December 31, 1999, the Portfolio had 57% of its investments in electric utilities, approximately 24% in telecommunications related companies and 14% in natural gas utilities.

The Portfolio's holdings in NEXTLINK Communications, MediaOne Group, Calpine Corp., The Montana Power Co., Sprint, Qwest Communications and MCI Worldcom largely contributed to the Portfolio's relative positive performance. Holdings in the traditional electric and gas utilities sectors adversely affected the Portfolio during 1999.

Thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 20, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                   (4.23)%
    Five Years Ended 12/31/99              8.45%
    1/24/92* through 12/31/99              6.69%
    CUMULATIVE TOTAL RETURN
    1/24/92* through 12/31/99             67.24%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 1999. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                               U.S. GOVERNMENT SECURITIES
                                                       PORTFOLIO             LEHMAN GOV'T BOND INDEX      CONSUMER PRICE INDEX
                                               --------------------------    -----------------------      --------------------
1/24/92                                                  10000                        10000                       10000
12/92                                                    10790                        10723                       10275
12/93                                                    11813                        11866                       10557
12/94                                                    11147                        11464                       10840
12/95                                                    13869                        13567                       11115
12/96                                                    14077                        13943                       11484
12/97                                                    15846                        15280                       11679
12/98                                                    17463                        16785                       11866
12/99                                                    16739                        16411                       12220

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                    15.84%
    Five Years Ended 12/31/99              25.56%
    5/1/92* through 12/31/99               18.07%
    CUMULATIVE TOTAL RETURN
    5/1/92* through 12/31/99              257.65%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                              STANDARD & POOR'S 500
                                               SOCIAL AWARENESS PORTFOLIO             INDEX               CONSUMER PRICE INDEX
                                               --------------------------     ---------------------       --------------------
5/1/92                                                   10000                        10000                       10000
12/92                                                    10950                        10673                       10157
12/93                                                    11777                        11745                       10436
12/94                                                    11461                        11900                       10716
12/95                                                    15285                        14509                       10988
12/96                                                    18339                        17838                       11353
12/97                                                    23343                        23789                       11545
12/98                                                    30875                        30626                       11731
12/99                                                    35765                        37067                       12080

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                   (0.08)%
    Five Years Ended 12/31/99             16.33%
    2/4/94* through 12/31/99              13.98%
               CUMULATIVE TOTAL RETURN
             ----------------------------
    2/4/94* through 12/31/99             116.62%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 1999. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                              STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO                INDEX               CONSUMER PRICE INDEX
                                                   -------------------        ---------------------       --------------------
2/4/94                                                    10000                       10000                       10000
12/94                                                     10170                       10072                       10205
12/95                                                     13149                       13852                       10464
12/96                                                     14638                       17031                       10811
12/97                                                     18340                       22712                       10995
12/98                                                     21680                       29240                       11171
12/99                                                     21662                       35390                       11504

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 35.5%
             U.S. Treasury Notes:
$6,000,000     6.875% due 5/15/06..........................................  $ 6,105,720
 2,000,000     5.500% due 5/15/09..........................................    1,865,140
 2,000,000     6.125% due 8/15/29..........................................    1,906,820
 7,000,000   U.S. Treasury Bonds, 7.250% due 5/15/16.......................    7,321,440
 9,000,000   U.S. REFCO Strips, zero coupon due 10/15/13...................    3,435,750
 1,023,630   U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.......      956,357
----------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $22,833,854).......   21,591,227
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 63.2%
             Federal Home Loan Mortgage Corp. Certificates:
 3,000,000     5.705% due 3/2/09...........................................    2,730,780
 7,223,094     6.500% due 3/15/28 @........................................    6,781,745
 3,000,000   Gold Certificates, 8.000% due 10/1/29.........................    3,030,930
             Federal National Mortgage Association Certificates:
 2,730,892     7.000% due 6/1/24 @.........................................    2,641,263
 2,754,336     6.500% due 8/1/29 @.........................................    2,596,815
             Government National Mortgage Association Certificates:
 1,652,887     9.000% due 9/15/09 @........................................    1,730,870
   617,346     8.500% due 7/15/18 @........................................      635,286
 1,967,042     6.500% due 12/15/28.........................................    1,847,780
 8,157,222     6.000% due 2/20/29 @........................................    6,443,506
 3,364,126     7.000% due 5/15/29 @........................................    3,250,587
 2,992,161     7.500% due 9/15/29..........................................    2,960,354
 2,000,000   TBA Certificates, 6.500% due 12/17/28.........................    1,877,500
 2,000,000   Tennessee Valley Authority Debenture, 6.250% due 12/15/17.....    1,808,300
----------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES(Cost -- $40,352,180)...........   38,335,716
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
   762,000   CS First Boston, 2.650% due 1/3/00; Proceeds at
             maturity -- $762,166; (Fully collateralized by U.S. Treasury
             Notes, 5.430% due 6/1/00; Market value -- $778,010)
             (Cost -- $762,000)..........................................      762,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%(Cost -- $63,948,034*).............  $60,688,943
--------------------------------------------------------------------------------------

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.
* Aggregate cost for federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 92.5%
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 5.8%
    19,000    Alcoa Inc. .................................................    $ 1,577,000
    25,000    Engelhard Corp. ............................................        471,875
    20,000    Nucor Corp. ................................................      1,096,250
    16,000    Praxair, Inc. ..............................................        805,000
-----------------------------------------------------------------------------------------
                                                                                3,950,125
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.0%
    24,500    Anixter International Inc. (a)..............................        505,313
    25,500    Deere & Co. ................................................      1,106,062
     9,800    Pitney Bowes, Inc. .........................................        473,463
-----------------------------------------------------------------------------------------
                                                                                2,084,838
-----------------------------------------------------------------------------------------
COMMUNICATION -- 4.6%
    13,800    AT&T Corp. .................................................        700,350
    20,500    Bell Atlantic Corp. ........................................      1,262,030
    17,754    MCI WorldCom, Inc. (a)......................................        942,072
     5,000    Time Warner Telecom Inc. (a)................................        249,688
-----------------------------------------------------------------------------------------
                                                                                3,154,140
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 20.5%
    19,200    Black & Decker Corp. .......................................      1,003,200
    16,991    Dollar General Corp. .......................................        386,545
     4,900    eTOYS Inc. (a)..............................................        128,625
    28,200    Home Depot, Inc. ...........................................      1,933,462
    50,000    Interface, Inc. ............................................        287,500
    31,000    Kaufman & Broad Home Corp. .................................        749,813
     8,632    Koninklijke Philips Electronics N.V. -- ADR.................      1,165,320
    27,500    Liz Claiborne, Inc. ........................................      1,034,687
    20,100    Lowe's Cos., Inc. ..........................................      1,200,974
    24,500    May Department Stores Co. ..................................        790,125
    33,000    Office Depot, Inc. (a)......................................        360,938
    31,200    Reader's Digest Association, Inc. ..........................        912,600
    20,000    Ross Stores, Inc. ..........................................        358,750
    37,600    Staples, Inc. (a)...........................................        780,200
    22,200    Tribune Co. ................................................      1,222,387
    25,000    Wal-Mart Stores, Inc. ......................................      1,728,124
-----------------------------------------------------------------------------------------
                                                                               14,043,250
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.7%
     5,922    Albertson's, Inc. ..........................................    $   190,985
    18,000    Brinker International, Inc. (a).............................        432,000
    18,000    Kimberly-Clark Corp. .......................................      1,174,500
    27,400    Kroger Co. (a)..............................................        517,175
    14,800    Newell Co. .................................................        429,200
    25,000    Pepsi Bottling Group, Inc. .................................        414,063
     4,800    PepsiCo, Inc. ..............................................        169,200
    22,700    Sysco Corp. ................................................        898,069
     7,480    Tricon Global Restaurants, Inc. (a).........................        288,915
     7,142    Unilever N.V. -- ADR........................................        388,793
    18,000    Wendy's International, Inc. ................................        371,250
-----------------------------------------------------------------------------------------
                                                                                5,274,150
-----------------------------------------------------------------------------------------
ENERGY -- 2.8%
     6,600    Anadarko Petroleum Corp. ...................................        225,225
    22,826    BP Amoco PLC -- ADR.........................................      1,353,866
     5,000    Royal Dutch Petro -- ADR....................................        302,188
-----------------------------------------------------------------------------------------
                                                                                1,881,279
-----------------------------------------------------------------------------------------
FINANCIALS -- 12.4%
    26,700    ACE, Ltd. ..................................................        445,556
     4,333    Aegon N.V. -- ADR...........................................        413,806
    17,200    Allstate Corp. .............................................        412,800
     4,000    American Express Co. .......................................        665,000
     7,640    American International Group Inc. ..........................        826,075
    14,400    Associates First Capital Corp. .............................        395,100
     9,962    Bank of America Corp. ......................................        499,968
    13,300    Chase Manhattan Corp. ......................................      1,033,243
       450    DLJdirect (a)...............................................          6,103
     6,395    Fleet Boston Financial Corp. ...............................        222,626
     9,400    Freddie Mac.................................................        442,388
    10,000    Hartford Financial Services Group, Inc. ....................        473,750
    14,000    Lincoln National Corp. .....................................        560,000
     5,000    Marsh & Mclennan Cos. ......................................        478,438
    15,000    PNC Bank Corp. .............................................        667,500
    13,300    St. Paul Cos., Inc. ........................................        448,044
     6,800    State Street Corp. .........................................        496,825
-----------------------------------------------------------------------------------------
                                                                                8,487,222
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE -- 9.7%
    32,800    Amgen Inc. (a)..............................................    $ 1,970,050
    11,400    C. R. Bard, Inc. ...........................................        604,200
    12,000    DENTSPLY International, Inc. ...............................        283,500
    20,000    HEALTHSOUTH Corp. (a).......................................        107,500
    12,700    Johnson & Johnson...........................................      1,182,688
    11,600    Merck & Co., Inc. ..........................................        777,925
    17,700    Schering-Plough Corp. ......................................        746,719
     7,200    Stryker Corp. ..............................................        501,300
    20,000    Tenet Healthcare Corp. (a)..................................        470,000
-----------------------------------------------------------------------------------------
                                                                                6,643,882
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 18.7%
    12,000    America Online Inc. (a).....................................        905,250
    17,200    Automatic Data Processing, Inc. ............................        926,650
    12,000    Cisco Systems Inc. (a)......................................      1,285,500
    19,000    Compaq Computer Corp. ......................................        514,188
    15,000    Electronic Data Systems Corp. ..............................      1,004,063
    23,000    EMC Corp. (a)...............................................      2,512,750
    10,400    Intel Corp. ................................................        856,050
     8,800    International Business Machines Corp. ......................        950,400
    14,400    Lucent Technologies Corp. ..................................      1,077,300
    10,000    N2H2 Inc. (a)...............................................        235,000
    10,000    Oracle Corp. (a)............................................      1,120,625
    12,400    Sun Microsystems Inc. (a)...................................        960,225
    19,800    Xerox Corp. ................................................        449,213
-----------------------------------------------------------------------------------------
                                                                               12,797,214
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
    26,187    Southwest Airlines..........................................        423,902
     2,100    United Parcel Services -- Class B Shares....................        144,900
    25,000    USFreightways Corp. ........................................      1,196,874
-----------------------------------------------------------------------------------------
                                                                                1,765,676
-----------------------------------------------------------------------------------------
UTILITIES -- 4.7%
    17,100    AES Corp. (a)...............................................      1,278,225
    27,000    Enron Corp. ................................................      1,198,125
    24,200    Williams Cos., Inc. ........................................        739,613
-----------------------------------------------------------------------------------------
                                                                                3,215,963
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $43,977,464)....................     63,297,739
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.5%
$5,123,000    CS First Boston Corp., 2.650% due 1/3/00; Proceeds at
              maturity -- $5,124,131; (Fully collateralized by U.S.
              Treasury Bills, 5.325% due 6/1/00; Market
              value -- $5,226,158) (Cost -- $5,123,000)...................      5,123,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $49,100,464*)............    $68,420,739
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                              UTILITIES PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
---------------------------------------------------------------------------------------
BROADCASTING & CABLE -- 4.9%
  20,000    MediaOne Group, Inc.+.......................................    $ 1,536,250
---------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 56.6%
  20,000    Allengheny Energy, Inc. ....................................        538,750
  15,000    Calpine Corp.+..............................................        960,000
  15,000    Cinergy Corp. ..............................................        361,875
  25,000    CMS Energy Corp. ...........................................        779,688
  30,000    DQE, Inc. ..................................................      1,038,750
  11,000    Duke Energy Corp. ..........................................        551,375
  21,800    Edison International........................................        570,887
  25,000    El Paso Energy, Corp. ......................................        970,312
  20,000    Energy East Corp. ..........................................        416,250
  29,000    FirstEnergy Group...........................................        657,938
  20,000    Florida Progress Corp. .....................................        846,250
  10,000    FPL Group, Inc. ............................................        428,125
  20,000    GPU, Inc. ..................................................        598,750
  20,000    Illinova Corp. .............................................        695,000
  30,000    Montana Power Co. ..........................................      1,081,875
  11,000    New Century Energies, Inc. .................................        334,125
  53,000    Niagara Mohawk Power Co.+...................................        738,688
  20,000    Nisource, Inc. .............................................        357,500
  30,000    Northeast Utilities.........................................        616,875
  20,000    Northern States Power Co. ..................................        390,000
  14,766    NSTAR.......................................................        598,023
  21,000    PECO Energy Co. ............................................        729,750
  25,000    Pinnacle West Capital Corp. ................................        764,062
  10,000    Public Service Enterprise Group, Inc. ......................        348,125
  15,000    SCANA Corp. ................................................        403,125
  36,000    Sierra Pacific Resources....................................        623,250
  10,000    Texas Utilities Co. ........................................        355,625
  30,000    Unicom Corp. ...............................................      1,005,000
---------------------------------------------------------------------------------------
                                                                             17,759,973
---------------------------------------------------------------------------------------
NATURAL GAS -- 13.6%
  16,000    Coastal Corp. ..............................................        567,000
  10,000    Consolidated Natural Gas Co. ...............................        649,375
  22,000    Energen Corp. ..............................................        397,375
  15,000    MCN Energy Group, Inc. .....................................        356,250
  15,000    National Fuel Gas Co. ......................................        697,500
  20,000    Sempra Energy...............................................        347,500
  20,000    Southwest Gas Corp. ........................................        460,000
  26,000    The Williams Cos., Inc. ....................................        794,625
---------------------------------------------------------------------------------------
                                                                              4,269,625
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                              UTILITIES PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
TELEPHONE -- 23.6%
   9,450    AT&T Corp. .................................................    $   479,587
  10,000    Bell Atlantic Corp. ........................................        615,625
   4,650    Covad Communications+.......................................        260,109
  10,000    GTE Corp. ..................................................        705,625
  30,000    MCI Worldcom, Inc.+.........................................      1,591,875
  16,000    NEXTLINK Communications Inc.+...............................      1,329,000
  12,000    Qwest Communications International Inc.+....................        516,000
  20,000    SBC Communications Inc. ....................................        975,000
  14,000    Sprint Corp. (FON Group)....................................        942,375
---------------------------------------------------------------------------------------
                                                                              7,415,196
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $25,030,185)....................     30,981,044
---------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.3%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 0.6%
  $200,000       A-        Arizona Public Service Co., 7.250% due 8/1/23...............        178,750
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.7%
   230,000       A-        MCI Communication Corp. 7.750% due 3/23/25..................        218,213
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS (Cost -- $404,980)....................        396,963
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%(Cost -- $25,435,165**)............    $31,378,007
------------------------------------------------------------------------------------------------------

  + Non-income producing security.

 (a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

 ** Aggregate cost for federal income tax purposes is substantially the same.

See page 48 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.

NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $63,948,034
     $49,100,464, and $25,435,165, respectively).......      $60,688,943        $68,420,739       $31,378,007
  Cash.................................................          448,215                408                --
  Dividends and interest receivable....................          531,355             43,466            83,004
  Receivable for securities sold.......................               --            222,221           269,579
  Receivable for Fund shares sold......................               --                 --            14,323
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       61,668,513         68,686,834        31,744,913
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable.....................           17,453             42,546            17,460
  Administration fees payable..........................            3,171             10,337             1,612
  Payable to bank......................................               --                 --           283,578
  Payable for Fund shares purchased....................           15,721             45,276                --
  Payable for securities purchased.....................               --            327,045                --
  Accrued expenses.....................................            9,477             22,913            29,183
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................           45,822            448,117           331,833
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $64,156,331        $47,783,697       $24,677,585
  Undistributed net investment income..................        3,702,189            378,042           823,546
  Accumulated net realized gain (loss) from security
     transactions......................................       (2,976,738)           756,703           (30,893)
  Net unrealized appreciation (depreciation) of
     investments.......................................       (3,259,091)        19,320,275         5,942,842
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        5,451,398          2,319,103         1,974,463
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $11.30             $29.42            $15.91
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................   $  4,068,794        $   271,084       $  108,892
  Dividends...............................................             --            566,041        1,015,481
  Less: Foreign withholding tax...........................             --            (18,941)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      4,068,794            818,184        1,124,373
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        205,660            348,890          222,001
  Administration fees (Note 2)............................         37,886             32,806           20,492
  Audit and legal.........................................         26,000             29,500           29,469
  Shareholder and system servicing fees...................         15,000             13,000           13,000
  Shareholder communications..............................          6,000              5,500            7,196
  Custody.................................................          4,300              3,516            3,000
  Trustees' fees..........................................          4,000              4,000            4,000
  Pricing service fees....................................            800                 --              500
  Other...................................................          2,500              1,006              990
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        302,146            438,218          300,648
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      3,766,648            379,966          823,725
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................     98,750,626          6,690,168        3,331,237
     Cost of securities sold..............................    101,447,550          5,924,447        3,362,130
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................     (2,696,924)           765,721          (30,893)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of year....................................        471,702         12,473,196        6,697,308
     End of year..........................................     (3,259,091)        19,320,275        5,942,842
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....     (3,730,793)         6,847,079         (754,466)
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................     (6,427,717)         7,612,800         (785,359)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   $ (2,661,069)       $ 7,992,766       $   38,366
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,766,648        $   379,966       $   823,725
  Net realized gain (loss).........................     (2,696,924)           765,721           (30,893)
  Change in net unrealized appreciation
     (depreciation)................................     (3,730,793)         6,847,079          (754,466)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................     (2,661,069)         7,992,766            38,366
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................         (5,416)          (185,510)         (791,288)
  Net realized gains...............................             --           (952,059)       (1,799,094)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................         (5,416)        (1,137,569)       (2,590,382)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     14,321,630         22,265,700         6,945,662
  Net asset value of shares issued for reinvestment
     of dividends..................................          5,416          1,137,569         2,590,382
  Cost of shares reacquired........................    (16,491,880)        (1,502,002)       (8,479,998)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     (2,164,834)        21,901,267         1,056,046
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................     (4,831,319)        28,756,464        (1,495,970)
NET ASSETS:
  Beginning of year................................     66,454,010         39,482,253        32,909,050
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $3,702,189           $378,042          $823,546
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1998

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  2,553,087        $   185,510       $   793,468
  Net realized gain................................      3,015,324            952,131         1,796,917
  Increase (decrease) in net unrealized
     appreciation..................................     (1,235,350)         7,147,456         1,908,703
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      4,333,061          8,285,097         4,499,088
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (2,585,952)          (156,005)         (643,885)
  Net realized gains...............................     (2,807,849)          (535,723)         (609,017)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (5,393,801)          (691,728)       (1,252,902)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     37,655,108         12,345,818        10,648,592
  Net asset value of shares issued for reinvestment
     of dividends..................................      5,393,801            691,728         1,252,902
  Cost of shares reacquired........................    (10,813,602)        (2,161,874)       (3,651,686)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     32,235,307         10,875,672         8,249,808
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................     31,174,567         18,469,041        11,495,994
NET ASSETS:
  Beginning of year................................     35,279,443         21,013,212        21,413,056
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................         $5,474           $185,510          $791,288
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 17 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, NWQ Large Cap, Jurika & Vogles Core Equity, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Utilities Portfolio, a portion of undistributed net investment income amounting to $173 and accumulated net realized losses amounting to $3 was reclassified to paid-in capital. In addition, for the U.S. Government Securities a portion of undistributed net investment income amounting to $58 was reclassed to paid in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SSBC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SSBC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, USGS, SAS, and Utilities, the Fund each paid transfer agent fees of $1,250 to Private Trust.

     One Trustee and all officers of the Trust are employees of Citigroup, Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS       UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $110,985,481   $25,321,676   $4,641,969
-----------------------------------------------------------------------------------------------------
Sales.......................................................    98,750,626     6,690,168    3,331,237
-----------------------------------------------------------------------------------------------------

     At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $    82,220   $22,104,593   $ 7,857,308
Gross unrealized depreciation...............................   (3,341,311)   (2,784,318)   (1,914,466)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $(3,259,091)  $19,320,275   $ 5,942,842
-----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of December 31, 1999, USGS had purchased a TBA security with total cost of $1,919,163, respectively.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1999   DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      1,246,566           3,036,112
Shares issued on reinvestment...............................            484             457,035
Shares reacquired...........................................     (1,427,742)           (888,165)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (180,692)          2,604,982
----------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        808,161             542,975
Shares issued on reinvestment...............................         40,998              29,867
Shares reacquired...........................................        (53,531)            (96,777)
----------------------------------------------------------------------------------------------------
Net Increase................................................        795,628             476,065
----------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        414,864             663,583
Shares issued on reinvestment...............................        154,823              80,676
Shares reacquired...........................................       (510,525)           (229,307)
----------------------------------------------------------------------------------------------------
Net Increase................................................         59,162             514,952
----------------------------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1999, the USGS had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount of $2,847,000 expires December 31, 2007.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

U.S. GOVERNMENT SECURITIES PORTFOLIO                  1999(1)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................   $11.80       $11.65       $10.86       $12.43       $10.58
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............................     0.68         0.49         0.58         0.68         0.65
  Net realized and unrealized gain (loss)...........    (1.18)        0.70         0.79        (0.52)        1.80
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................    (0.50)        1.19         1.37         0.16         2.45
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.............................    (0.00)*      (0.50)       (0.58)       (1.55)       (0.60)
  Net realized gains................................       --        (0.54)          --        (0.18)          --
-----------------------------------------------------------------------------------------------------------------
Total Distributions.................................       --        (1.04)       (0.58)       (1.73)       (0.60)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................   $11.30       $11.80       $11.65       $10.86       $12.43
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................    (4.23)%      10.20%       12.62%        1.46%       24.42%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................  $61,623      $66,454      $35,279      $26,009      $28,192
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).......................................     0.48%        0.45%        0.49%        0.62%        0.56%
  Net investment income.............................     5.97         5.31         6.10         5.68         5.80
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................      164%         349%         208%         501%         214%
-----------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                      1999(1)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................   $25.92       $20.06       $15.76       $14.32       $11.05
-----------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..........................     0.13         0.10         0.15         0.31         0.12
  Net realized and unrealized gain..................     3.93         6.30         4.15         2.42         3.47
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations........................     4.06         6.40         4.30         2.73         3.59
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.............................    (0.09)       (0.12)          --        (0.43)       (0.14)
  Net realized gains................................    (0.47)       (0.42)          --        (0.86)       (0.18)
-----------------------------------------------------------------------------------------------------------------
Total Distributions.................................    (0.56)       (0.54)          --        (1.29)       (0.32)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................   $29.42       $25.92       $20.06       $15.76       $14.32
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................    15.84%       32.27%       27.28%       19.98%       33.37%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................  $68,239      $39,482      $21,013      $11,040       $7,055
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................................     0.80%        0.84%        0.98%        1.25%        1.25%
  Net investment income.............................     0.69         0.63         0.97         0.43         0.99
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................       12%          14%          19%          26%          73%
-----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) For the year ended December 31, 1996, The Travelers reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(5) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.75%.

 * Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

UTILITIES PORTFOLIO                                   1999(1)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................   $17.18       $15.29       $12.22       $12.85       $10.17
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............................     0.41         0.37         0.46         0.47         0.48
  Net realized and unrealized gain (loss)...........    (0.36)        2.33         2.63         0.47         2.44
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations........................     0.05         2.70         3.09         0.94         2.92
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.............................    (0.40)       (0.42)       (0.01)       (0.84)       (0.24)
  Net realized gains................................    (0.92)       (0.39)       (0.01)       (0.73)          --
-----------------------------------------------------------------------------------------------------------------
Total Distributions.................................    (1.32)       (0.81)       (0.02)       (1.57)       (0.24)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................   $15.91       $17.18       $15.29       $12.22       $12.85
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................    (0.08)%      18.21%       25.29%        7.47%       29.29%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................  $31,413      $32,909      $21,413      $18,214      $15,340
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).......................................     0.88%        0.80%        1.06%        1.07%        1.25%
  Net investment income.............................     2.41         3.06         3.58         3.88         4.29
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................       10%          51%          68%          39%          25%
-----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.27%.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1996, were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1999, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and their financial highlights for the each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1999:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          Social Awareness Stock Portfolio..................  90.38%
          Utilities Portfolio...............................  67.85

     - Total long-term capital gain distributions paid:

          Social Awareness Stock Portfolio..................  $  826,008
          Utilities Portfolio...............................   1,355,703

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

     Utilities Portfolio....................................   2.02%
     U.S. Government Securities Portfolio...................  33.53

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

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
        MARKET PORTFOLIO AND THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT
                              SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut


   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                          SSB CITI FUND MANAGEMENT LLC

                               New York, New York


                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York


                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-00)